Fees Summary	Nov. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,001,120.00
Previously Paid Amount	0.00
Total Fee Amount	174.10
Total Offset Amount	0.00
Net Fee	$ 174.10